SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                              ____________________



                                   FORM 8-K




                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported)  May 26, 1998





                            ONE VALLEY BANCORP, INC.
            (Exact name of registrant as specified in its charter)




         West Virginia                 0-10042                 55-0609408
(State or other jurisdiction         Commission            (I.R.S. Employer
of incorporation or organization)    File Number)          Identification No.)




              One Valley Square, Charleston, West Virginia   25326
                    (Address of principal executive offices)
                                  (Zip Code)




                               (304) 348-7000
              (Registrant's telephone number, including area code)




                                Not applicable
   (Former name, address, and fiscal year, if changed since last report)




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                            One Valley Bancorp, Inc.

Item 5.     Other Events

At the close of business on March 30, 1998, One Valley Bancorp, Inc. ("One Valley") merged with FFVA Financial Corporation in a transaction accounted for as a pooling-of-interests. One Valley issued 5,518,668 shares of its common stock for all the outstanding shares of common stock of FFVA Financial corporation.

As required by the rules of the Securities and Exchange Commission for pooling-of-interests accounting treatment, the affiliates of both One Valley and FFVA Financial Corporation are subject to limitations in the reduction of their investment risk with respect to One Valley common stock until after the publication of the results of operations of the combined entities covering at least 30 days. Filing of this Form 8-K is intended to constitute such publication. The financial information included herein contains 30 days of combined operations, from April 1, 1998 through April 30, 1998. Year-to-date information has also been restated to include the accounts of FFVA Financial Corporation.


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
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited in thousands)
                                                                              April 30
                                                                                1998
ASSETS
Cash and Due From Banks                                                     $  130,566
Interest Bearing Deposits With Other Banks                                       2,900
Federal Funds Sold                                                               6,928
                                                                            ----------
   Cash and Cash Equivalents                                                   140,394
Securities
   Available-for-Sale, at fair value                                         1,419,009
   Held-to-Maturity (Estimated Fair Value,
   April 30, 1998 - $247,029)                                                  241,979
Loans
   Total Loans                                                               3,570,059
   Less: Allowance For Loan Losses                                              48,373
                                                                            ----------
   Net Loans                                                                 3,521,686
Premises & Equipment - Net                                                      97,120
Other Assets                                                                   132,703
                                                                            ----------
   Total Assets                                                             $5,552,891
                                                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
   Non-interest Bearing                                                     $  491,167
   Interest Bearing                                                          3,711,401
                                                                            ----------
   Total Deposits                                                            4,202,568
Short-term Borrowings
   Federal Funds Purchased                                                      53,786
   Repurchase Agreements and Other Borrowings                                  665,185
                                                                            ----------
   Total Short-term Borrowings                                                 718,971
Long-term Borrowings                                                            41,864
Other Liabilities                                                               46,244
                                                                            ----------
   Total Liabilities                                                         5,009,647
Shareholders' Equity:
   Preferred Stock-$10 par value; 1,000,000 shares authorized but none issued
   Common Stock-$10 par value; 70,000,000 shares authorized,
      37,085,552 shares at April 30, 1998                                      370,856
   Capital Surplus                                                              91,386
   Retained Earnings                                                           170,103
   Accumulated Other Comprehensive Income                                        5,994
   Treasury Stock - 4,346,846 shares
      at April 30, 1998; at cost                                               (95,095)
                                                                            ----------
      Total Shareholders' Equity                                               543,244
                                                                            ----------
      Total Liabilities and Shareholders' Equity                            $5,552,891
                                                                            ==========

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
ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(unaudited in thousands, except per share data)
                                                                                 For The
                                                              For The Month    Four Months
                                                              Ended April 30  Ended April 30
                                                                    1998         1998
INTEREST INCOME
   Interest and Fees on Loans
      Taxable                                                     $25,388      $98,517
      Tax-Exempt                                                     $224         $904
                                                                 --------     --------
            Total                                                  25,612       99,421
   Interest on Investment Securities
      Taxable                                                       7,599       30,561
      Tax-Exempt                                                      997        4,121
                                                                 --------     --------
            Total                                                   8,596       34,682
   Other Interest Income                                              198          389
                                                                 --------     --------
            Total Interest Income                                  34,406      134,492
INTEREST EXPENSE
   Deposits                                                        13,093       51,531
   Short-term Borrowings                                            2,869       11,839
   Long-term Borrowings                                               210          915
                                                                 --------     --------
      Total Interest Expense                                       16,172       64,285
                                                                 --------     --------
Net Interest Income                                                18,234       70,207
Provision For Loan Losses                                             774        3,368
                                                                 --------     --------
Net Interest Income
   After Provision For Loan Losses                                 17,460       66,839
OTHER INCOME
   Trust Department Income                                            764        3,654
   Service Charges on Deposit Accounts                              1,613        5,781
   Real Estate Loan Processing & Servicing Fees                       914        2,816
   Other Service Charges and Fees                                   1,069        4,178
   Other Operating Income                                             253        1,991
   Securities Transactions                                            186          723
                                                                 --------     --------
      Total Other Income                                            4,799       19,143
OTHER EXPENSES
   Salaries and Employee Benefits                                   6,602       25,933
   Occupancy Expense - Net                                            710        2,589
   Equipment Expenses                                                 910        3,591
   Outside Data Processing                                            864        3,165
   Other Operating Expenses                                         4,414       16,489
                                                                 --------     --------
      Total Other Expenses                                         13,500       51,767
                                                                 --------     --------
Income Before Taxes                                                 8,759       34,215
Applicable Income Taxes                                             2,879       11,824
                                                                  -------     --------
NET INCOME                                                        $ 5,880      $22,391
                                                                 ========     ========
NET INCOME PER SHARE
   Basic                                                          $  0.18      $  0.70
   Diluted                                                           0.18         0.68
Average Shares Outstanding (in thousands)
   Basic                                                           32,738       32,062
   Diluted                                                         33,473       32,804











One Valley Bancorp, Inc.
Notes to Consolidated Financial Statements
For the Period Ended April 30, 1998


Note A - Basis of Presentation

The accounting and reporting policies of One Valley conform to generally accepted accounting principles and practices in the banking industry. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. The interim financial information included in this report is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of the results of the interim periods have been made. These notes are presented in conjunction with the Notes to Consolidated Financial Statements included in the Annual Report of One Valley.


Note B - Accounting Change

In February 1997, the FASB issued Statement No. 128, "Earnings Per Share" (FAS
128) which supercedes APB Opinion No. 15, "Earnings Per Share" (APB 15).
Statement No. 128 is effective for financial statements for both interim and annual periods ending after December 15, 1997.  Statement 128 requires the reporting of basic and diluted net income per common share.  Basic net income per common share excludes any dilutive effects of stock options and is computed by dividing net income by the average common shares outstanding during the year.  Diluted net income per common share is computed by dividing net income by the average common shares outstanding during the year adjusted for the dilutive effect options under One Valley's stock option plans.  The effect of dilutive stock options on average shares outstanding was
735,000 for the month and 742,000 for the year-to-date period ended April 30, 1998.

As of January 1, 1998, One Valley adopted the provision of FASB Statement 125, "Accounting for Transfers and Servicing of Financial Assets extinguishment of liabilities," relating to repurchase agreements, securities lending and other similar transactions and pledged collateral, which had been delayed by FASB statement 127 "Deferral of the Effective Date of Certain Provisions of FASB Statement 125, an Amendment of FASB Statement 125." The effect of adopting the additional provisions of Statement 125, as amended by Statement 127, had no material impact on One Valley's financial position or results of operations.


Note C - Merger

At the close of business on March 30, 1998, One Valley acquired all of the outstanding stock of FFVA Financial Corporation, in exchange for 5,518,668 shares of One Valley common stock. This combination was accounted for as a pooling-of-interests. Accordingly, all prior period financial information has been restated to reflect the merger of the two companies as though they had always been combined.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     One Valley Bancorp, Inc.


DATE  May 26, 1998

                                     BY_/s/Laurance G. Jones
                                               Laurance G. Jones
                                               (Exeutive Vice President &
                                                Chief Financial Officer)






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